DONEGAL GROUP INC.

                   2001 EQUITY INCENTIVE PLAN FOR EMPLOYEES
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      1. PURPOSE. The purpose of the Donegal Group Inc. 2001 Equity Incentive
Plan (the "Plan") is to further the growth, development and financial success of Donegal Group Inc. (the "Company"), its parent and the subsidiaries of the Company and its parent by providing additional incentives to those officers and key employees who are responsible for the management of the business and affairs of the Company, its parent and/or subsidiaries of the Company or its parent, which will enable those officers and key employees to participate directly in the growth of the capital stock of the Company. The Company intends that the Plan will facilitate securing, retaining and motivating management employees of high caliber and potential. To accomplish these purposes, the Plan provides a means whereby management employees may receive stock options ("Options") to purchase shares of the Company's Class A Common Stock, $.01 par value (the "Class A Common Stock").

      2.  ADMINISTRATION.

      (A) COMPOSITION OF THE COMMITTEE. The Plan shall be administered by a committee (the "Committee"), which shall be appointed by, and serve at the pleasure of, the Company's Board of Directors (the "Board"). The Committee shall be comprised of two or more members of the Board, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). In addition, each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Subject to the foregoing, from time to time the Board may increase or decrease the size of the Committee, appoint additional members thereof, remove members (with or without cause), appoint new members, fill vacancies or remove all members of the Committee and thereafter directly administer the Plan.

      (B) AUTHORITY OF THE COMMITTEE. The Committee shall have full and final authority, in its sole discretion, to interpret the provisions of the Plan and to decide all questions of fact arising in its application; to determine the employees to whom Options shall be granted and the type, amount, size and terms of each such grant; to determine the time when Options shall be granted; and to make all other determinations necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all optionees and all other holders of Options granted under the Plan.

      (C) AUTHORITY OF THE BOARD. Notwithstanding anything to the contrary set forth in the Plan, all authority granted hereunder to the Committee may be exercised at any time and from time to time by the Board at its election. All decisions, determinations and interpretations of the Board shall be final and binding on all optionees and all other holders of Options granted under the Plan.

      3. STOCK SUBJECT TO THE PLAN. Subject to Section 16 hereof, the shares that may be issued under the Plan shall not exceed in the aggregate 1,500,000 shares of Class A Common Stock. Such shares may be authorized and unissued shares or shares issued and subsequently reacquired by the Company. Except as otherwise provided herein, any shares subject to an

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Option that for any reason expires or is terminated unexercised as to such shares shall again be available under the Plan.

      4. ELIGIBILITY TO RECEIVE OPTIONS. Persons eligible to receive Options under the Plan shall be limited to those officers and other key employees of the Company, its parent and any subsidiary of the Company or its parent (as defined in Section 425 of the Code or any amendment or substitute thereto) who are in positions in which their decisions, actions and counsel significantly impact upon the profitability and success of the Company, its parent or any subsidiary of the Company or its parent. Directors of the Company who are not also officers or employees of the Company, its parent or any subsidiary of the Company or its parent shall not be eligible to participate in the Plan. Notwithstanding anything to the contrary set forth in the Plan, the maximum number of shares of Class A Common Stock for which Options may be granted to any employee in any calendar year shall be 100,000 shares.

      5. TYPES OF OPTIONS. Grants may be made at any time and from time to time by the Committee in the form of stock options to purchase shares of Class A Common Stock. Options granted hereunder may be Options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Code or any amendment or substitute thereto ("Incentive Stock Options") or Options that are not intended to so qualify ("Nonqualified Stock Options").

      6. OPTION AGREEMENTS. Options for the purchase of Class A Common Stock shall be evidenced by written agreements in such form not inconsistent with the Plan as the Committee shall approve from time to time. The Options granted hereunder may be evidenced by a single agreement or by multiple agreements, as determined by the Committee in its sole discretion. Each option agreement shall contain in substance the following terms and conditions:

      (A) TYPE OF OPTION. Each option agreement shall identify the Options represented thereby either as Incentive Stock Options or Nonqualified Stock Options, as the case may be.

      (B) OPTION PRICE. Each option agreement shall set forth the purchase price of the Class A Common Stock purchasable upon the exercise of the Option evidenced thereby. Subject to the limitation set forth in Section 6(d)(ii) of the Plan, the purchase price of the Class A Common Stock subject to an Incentive Stock Option shall be not less than 100% of the fair market value of such stock on the date the Option is granted, as determined by the Committee, but in no event less than the par value of such stock. The purchase price of the Class A Common Stock subject to a Nonqualified Stock Option shall be not less than 100% of the fair market value of such stock on the date the Option is granted, as determined by the Committee, but in no event less than the par value of such stock. For this purpose, fair market value on any date shall mean the closing price of the Class A Common Stock, as reported in The Wall Street Journal, or if not so reported, as otherwise reported by the Nasdaq Stock Market ("Nasdaq"), or if the Class A Common Stock is not reported by Nasdaq, the fair market value shall be as determined by the Committee pursuant to Section 422 of the Code.

      (C) EXERCISE TERM. Each option agreement shall state the period or periods of time within which the Option may be exercised, in whole or in part, as determined by the Committee, provided that no Option shall be exercisable after ten years from the date of grant thereof. The Committee shall have the power to permit an acceleration of previously established exercise terms, subject to the requirements set forth herein, upon such circumstances and subject to such terms and conditions as the Committee deems appropriate.

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      (D) INCENTIVE STOCK OPTIONS. In the case of an Incentive Stock Option, each option agreement shall contain such other terms, conditions and provisions as the Committee determines to be necessary or desirable in order to qualify such Option as a tax-favored Option (within the meaning of Section 422 of the Code or any amendment or substitute thereto or regulation thereunder) including without limitation, each of the following, except that any of these provisions may be omitted or modified if it is no longer required in order to have an Option qualify as a tax-favored Option within the meaning of Section 422 of the Code or any substitute therefor:

          (i) The aggregate fair market value (determined as of the date the Option is granted) of the Class A Common Stock with respect to which Incentive Stock Options are first exercisable by any employee during any calendar year (under all plans of the Company) shall not exceed $100,000.

          (ii) No Incentive Stock Options shall be granted to any employee if at the time the Option is granted to the individual who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries unless at the time such Option is granted the Option price is at least 110% of the fair market value of the stock subject to the Option and, by its terms, the Option is not exercisable after the expiration of five years from the date of grant.

          (iii) No Incentive Stock Options shall be exercisable more than three months (or one year, in the case of an employee who dies or becomes disabled within the meaning of Section 72(m)(7) of the Code or any substitute therefor) after termination of employment.

      (E) SUBSTITUTION OF OPTIONS. Options may be granted under the Plan from time to time in substitution for stock options held by employees of other corporations who are about to become, and who do concurrently with the grant of such options become, employees of the Company, its parent or a subsidiary of the Company or its parent as a result of a merger or consolidation of the employing corporation with the Company, its parent or a subsidiary of the Company or its parent, or the acquisition by the Company, its parent or a subsidiary of the Company or its parent of the assets or capital stock of the employing corporation. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Section 6 to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

      7. DATE OF GRANT. The date on which an Option shall be deemed to have been granted under the Plan shall be the date of the Committee's authorization of the Option or such later date as may be determined by the Committee at the time the Option is authorized. Notice of the determination shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant.

      8. EXERCISE AND PAYMENT FOR SHARES. Options may be exercised in whole or in part, from time to time, by giving written notice of exercise to the Secretary of the Company, specifying the number of shares to be purchased. The purchase price of the shares with respect to which an Option is exercised shall be payable in full with the notice of exercise in cash, Class A Common Stock at fair market value, Class B Common Stock at fair market value, or a

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combination thereof, as the Committee may determine from time to time and subject to such terms and conditions as may be prescribed by the Committee for such purpose. The Committee may also, in its discretion and subject to prior notification to the Company by an optionee, permit an optionee to enter into an agreement with the Company's transfer agent or a brokerage firm of national standing whereby the optionee will simultaneously exercise the Option and sell the shares acquired thereby through the Company's transfer agent or such a brokerage firm and either the Company's transfer agent or the brokerage firm executing the sale will remit to the Company from the proceeds of sale the exercise price of the shares as to which the Option has been exercised.

      9. RIGHTS UPON TERMINATION OF EMPLOYMENT. In the event that an optionee ceases to be an employee of the Company, its parent or any subsidiary of the Company or its parent for any reason other than death, retirement, as hereinafter defined, or disability (within the meaning of Section 72(m)(7) of the Code or any substitute therefor), the optionee shall have the right to exercise the Option during its term within a period of three months after such termination to the extent that the Option was exercisable at the time of termination, or within such other period, and subject to such terms and conditions, as may be specified by the Committee. In the event that an optionee dies, retires or becomes disabled prior to the expiration of his Option and without having fully exercised his Option, the optionee or the optionee's successor shall have the right to exercise the Option during its term within a period of one year after termination of employment due to death, retirement or disability to the extent that the Option was exercisable at the time of termination, or within such other period, and subject to such terms and conditions, as may be specified by the Committee. As used in this Section 9, "retirement" means a termination of employment by reason of an optionee's retirement at or after the optionee's earliest permissible retirement date pursuant to and in accordance with his employer's regular retirement plan or personnel practices. Notwithstanding the provisions of Section 6(d)(iii) hereof, if the term of an Incentive Stock Option continues for more than three months after termination of employment due to retirement or more than one year after termination of employment due to death or disability, such Option shall thereupon lose its status as an Incentive Stock Option and shall be treated as a Nonqualified Stock Option.

      10. GENERAL RESTRICTIONS. Each Option granted under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Class A Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) the satisfaction of any tax payment or withholding obligation, or (iv) an agreement by the recipient of an Option with respect to the disposition of shares of Class A Common Stock, is necessary or desirable as a condition of or in connection with the granting of such Option or the issuance or purchase of shares of Class A Common Stock thereunder, such Option shall not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

      11. RIGHTS OF A STOCKHOLDER. The recipient of any Option under the Plan, unless otherwise provided by the Plan, shall have no rights as a stockholder unless and until certificates for shares of Class A Common Stock are issued and delivered to him.

      12. RIGHT TO TERMINATE EMPLOYMENT. Nothing contained in the Plan or in any option agreement entered into pursuant to the Plan shall confer upon any optionee the right to

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continue in the employment of the Company, its parent or any subsidiary of the
Company or its parent or affect any right that the Company, its parent or any subsidiary of the Company or its parent may have to terminate the employment of such optionee.

      13. WITHHOLDING. Whenever the Company proposes or is required to issue or transfer shares of Class A Common Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. If and to the extent authorized by the Committee, in its sole discretion, an optionee may make an election, by means of a form of election to be prescribed by the Committee, to have shares of Class A Common Stock that are acquired upon exercise of an Option withheld by the Company or to tender other shares of Class A Common Stock or other securities of the Company owned by the optionee to the Company at the time of exercise of an Option to pay the amount of tax that would otherwise be required by law to be withheld by the Company as a result of any exercise of an Option. Any such election shall be irrevocable and shall be subject to termination by the Committee, in its sole discretion, at any time. Any securities so withheld or tendered will be valued by the Committee as of the date of exercise.

      14. NON-ASSIGNABILITY. No Option under the Plan shall be assignable or transferable by the recipient thereof except by will or by the laws of descent and distribution or by such other means as the Committee may approve. During the life of the recipient, such Option shall be exercisable only by such person or by such person's guardian or legal representative.

      15. NON-UNIFORM DETERMINATIONS. The Committee's determinations under the Plan (including without limitation determinations of the persons to receive Options, the form, amount and timing of such grants, the terms and provisions of Options, and the agreements evidencing same) need not be uniform and may be made selectively among persons who receive, or are eligible to receive, grants of Options under the Plan whether or not such persons are similarly situated.

      16. ADJUSTMENTS.

      (A) CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of shares of Class A Common Stock covered by each outstanding Option and the number of shares of Class A Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Class A Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Class A Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Class A Common Stock, or any other increase or decrease in the number of issued shares of Class A Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Class A Common Stock subject to an Option.

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      (B) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, all outstanding Options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee and give each Option holder the right to exercise his Option as to all or any part of the shares of Class A Common Stock covered by the Option, including shares as to which the Option would not otherwise be exercisable.

      (C) SALE OR MERGER. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Committee, in the exercise of its sole discretion, may take such action as it deems desirable, including, but not limited to: (i) causing an Option to be assumed or an equivalent option to be substituted by the successor corporation or a parent or subsidiary of such successor corporation, (ii) providing that each Option holder shall have the right to exercise his Option as to all of the shares of Class A Common Stock covered by the Option, including shares as to which the Option would not otherwise be exercisable, or (iii) declaring that an Option shall terminate at a date fixed by the Committee provided that the Option holder is given notice and opportunity to exercise the then exercisable portion of his Option prior to such date.

      17. AMENDMENT. The Committee may terminate or amend the Plan at any time, with respect to shares as to which Options have not been granted, subject to any required stockholder approval or any stockholder approval that the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Committee may not, without the consent of the holder of an Option, alter or impair any Option previously granted under the Plan, except as specifically authorized herein.

      18. RESERVATION OF SHARES. The Company, during the term of the Plan, will at all times reserve and keep available such number of shares of Class A Common Stock as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder, shall relieve the Company of any liability for the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

      19. EFFECT ON OTHER PLANS. Participation in the Plan shall not affect an employee's eligibility to participate in any other benefit or incentive plan of the Company, its parent or any subsidiary of the Company or its parent. Any Options granted pursuant to the Plan shall not be used in determining the benefits provided under any other plan of the Company, its parent or any subsidiary of the Company or its parent unless specifically provided.

      20. DURATION OF THE PLAN. The Plan shall remain in effect until all Options granted under the Plan have been satisfied by the issuance of shares, but no Option shall be granted more than ten years after the earlier of the date the Plan is adopted by the Company or is approved by the Company's stockholders.

      21. FORFEITURE FOR DISHONESTY. Notwithstanding anything to the contrary in the Plan, if the Committee finds, by a majority vote, after full consideration of the facts presented on

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behalf of both the Company and any optionee, that the optionee has been engaged in fraud, embezzlement, theft, commission of a felony or dishonest conduct in the course of his employment or retention by the Company, its parent or any subsidiary of the Company or its parent that damaged the Company, its parent or any subsidiary of the Company or its parent or that the optionee has disclosed confidential information of the Company, its parent or any subsidiary of the Company or its parent, the optionee shall forfeit all unexercised Options and all exercised Options under which the Company has not yet delivered the certificates. The decision of the Committee in interpreting and applying the provisions of this Section 21 shall be final. No decision of the Committee, however, shall affect the finality of the discharge or termination of such optionee by the Company, its parent or any subsidiary of the Company or its parent in any manner.

      22. NO PROHIBITION ON CORPORATE ACTION. No provision of the Plan shall be construed to prevent the Company or any officer or director thereof from taking any action deemed by the Company or such officer or director to be appropriate or in the Company's best interest, whether or not such action could have an adverse effect on the Plan or any Options granted hereunder, and no optionee or optionee's estate, personal representative or beneficiary shall have any claim against the Company or any officer or director thereof as a result of the taking of such action.

      23. INDEMNIFICATION. With respect to the administration of the Plan, the Company shall indemnify each present and future member of the Committee and the Board against, and each member of the Committee and the Board shall be entitled without further action on such member's part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of, any action, suit or proceeding in which he may be involved by reason of his being or having been a member of the Committee or the Board, whether or not he continues to be such member at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee or the Board
(i) in respect of matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as such member of the Committee or the Board; or (ii) in respect of any matter in which any settlement is effected for an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee or the Board unless, within 60 days after institution of any such action, suit or proceeding, he shall have offered the Company in writing the opportunity to handle and defend same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Committee or the Board and shall be in addition to all other rights to which such member may be entitled as a matter of law, contract or otherwise.

      24. MISCELLANEOUS PROVISIONS.

      (A) COMPLIANCE WITH PLAN PROVISIONS. No optionee or other person shall have any right with respect to the Plan, the Class A Common Stock reserved for issuance under the Plan or in any Option until a written option agreement shall have been executed by the Company and the

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optionee and all the terms, conditions and provisions of the Plan and the Option applicable to such optionee (and each person claiming under or through him) have been met.

      (B) APPROVAL OF COUNSEL. In the discretion of the Committee, no shares of Class A Common Stock, other securities or property of the Company or other forms of payment shall be issued hereunder with respect to any Option unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

      (C) COMPLIANCE WITH RULE 16B-3. To the extent that Rule 16b-3 under the Exchange Act applies to the Plan or to Options granted under the Plan, it is the intention of the Company that the Plan comply in all respects with the requirements of Rule 16b-3, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that, if the Plan shall not so comply, whether on the date of adoption or by reason of any later amendment to or interpretation of Rule 16b-3, the provisions of the Plan shall be deemed to be automatically amended so as to bring them into full compliance with such rule.

      (D) EFFECTS OF ACCEPTANCE OF OPTION. By accepting any Option or other benefit under the Plan, each optionee and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board and/or the Committee or its delegates.

      (E) CONSTRUCTION. The masculine pronoun shall include the feminine and neuter, and the singular shall include the plural, where the context so indicates.

     25. STOCKHOLDER APPROVAL. The exercise of any Option granted under the Plan shall be subject to the approval of the Plan by the stockholders of the Company in accordance with applicable law and regulations.

      Date of Adoption by Board:  March 8, 2001.

      Date of Approval by Stockholders:  April 19, 2001.


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